Exhibit 10.11

AMENDMENT AND WAIVER TO THIRD AMENDED AND

RESTATED CREDIT AGREEMENT

This Amendment and Waiver (this “Amendment”) to Third Amended and Restated Credit Agreement is entered into as of January 30, 2008, by and among STALLION OILFIELD SERVICES LTD., a Texas limited partnership (“Borrower”), STALLION OILFIELD HOLDINGS, LTD., a Texas limited partnership (“Oilfield Holdings”), STALLION INTERESTS, LLC, a Texas limited liability company (“Stallion Interests” and, together with Oilfield Holdings, collectively, “Holdings”), the Subsidiary Guarantors party hereto and the lenders party hereto.

RECITALS

WHEREAS, reference is made to that certain Third Amended and Restated Credit Agreement, dated as of June 12, 2007 (as amended from time to time, the “Credit Agreement”), among Borrower, Holdings, the Subsidiary Guarantors, the lenders party thereto, UBS SECURITIES LLC, CREDIT SUISSE SECURITIES (USA) LLC and BANC OF AMERICA SECURITIES LLC, as joint lead arrangers and joint bookmanagers, UBS AG, STAMFORD BRANCH, as issuing bank, administrative agent and collateral agent, UBS LOAN FINANCE LLC, as swingline lender, AMEGY BANK NATIONAL ASSOCIATION, as syndication agent and NATIXIS, as documentation agent;

WHEREAS, Borrower has requested a change to Section 5.01(h)(i) of the Credit Agreement;

WHEREAS, Borrower did not provide a budget meeting the requirements of Section 5.01(h)(i) of the Credit Agreement within 30 days after the beginning of the current fiscal year;

WHEREAS, Borrower failed to take certain actions to maintain the perfection of the Collateral Agent’s security interest in Salty’s Fabricators, LP, one of the Loan Parties under the Credit Agreement, did not inform the Administrative Agent and the Lenders of such failure in the time period required by the Credit Agreement and breached certain other representations, warranties and covenants contained in the Loan Documents and Borrowing Requests related thereto;

WHEREAS, Borrower acknowledges that the matters referred to in the two preceding paragraphs have caused Defaults and Events of Default and has requested that the Required Lenders waive such Defaults and Events of Default (such Defaults and Events of Default, together with any other Default or Event of Default related thereto, collectively, the “Specified Events of Default”);

WHEREAS, the Required Lenders have agreed to amend Section 5.01(h)(i) of the Credit Agreement and to waive the Specified Events of Default on the terms and subject to the conditions set forth herein;

1

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.

Section 2. Amendment of Section 5.01(h)(i) of the Credit Agreement. Section 5.01(h)(i) is hereby amended by replacing “each month of such fiscal year” with “each quarter of such fiscal year”.

Section 3. Waiver of Specified Events of Default. The Required Lenders hereby waive the Specified Events of Default; provided, however, that the waiver set forth in this Section 3 shall not excuse any failure to comply after the date hereof with any provisions of the Credit Agreement.

Section 4. Conditions Precedent. This Amendment shall become effective upon satisfaction of each of the following conditions precedent:

(a) The Administrative Agent shall have received all of the following, in form and substance reasonably satisfactory to the Administrative Agent:

(i) Amendment. This Amendment, duly executed and delivered by Borrower, the Guarantors, the Required Lenders and any other Person in connection with this Amendment;

(ii) Organizational Documents and Good Standing. (A) A certificate of the secretary or assistant secretary of Salty’s Manufacturing, Ltd. dated the date hereof, certifying that attached thereto is a true and complete copy of each Organizational Document of Salty’s Manufacturing, Ltd. certified (to the extent applicable) as of a recent date by the applicable Governmental Authority of the state of Texas and (B) a certificate as to the good standing of Salty’s Manufacturing, Ltd. (in so-called “long-form” if available) as of a recent date from the applicable Governmental Authority of the state of Texas;

(iii) Financing Statement. A UCC-1 financing statement covering Salty’s Manufacturing, Ltd. and evidence that such financing statement has been filed and recorded with the relevant Governmental Authority; and

(iv) Additional Information. Such additional documents, instruments and information as the Administrative Agent may reasonably request to effect the transactions contemplated hereby.

(b) All corporate proceedings taken in connection with the execution and delivery of this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant thereto, and all legal matters incident thereto, shall be reasonably satisfactory to the Administrative Agent.

2

(c) Borrower and each other Loan Party shall be in compliance in all material respects with all the terms and provisions of each Loan Document on its part to be observed or performed, and, as of the date hereof (other than with respect to the subject of this Amendment) and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d) The representations and warranties contained herein and in the Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date).

Section 5. Representations and Warranties; Reaffirmation of Grant. Each Loan Party hereby represents and warrants to the Agents and the Lenders that, as of the date hereof (other than subparagraph (c) below with respect to the subject of this Amendment) and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate, partnership or limited liability company action on the part of such Loan Party and will not violate the Organizational Documents of such Loan Party, (b) all representations and warranties of the Loan Parties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date), (c) no Default or Event of Default has occurred and is continuing, (d) the Credit Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations of the Loan Parties in accordance with the terms thereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles (regardless of whether enforcement is sought in equity or at law) and (e) each of the Security Documents to which such Loan Party is a party and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations. Each Loan Party that is a party to the Security Agreement or any of the Security Documents hereby reaffirms its grant of a security interest in the Collateral to the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due of the Secured Obligations.

Section 6. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by any Agent or the Lenders shall affect the representations and warranties or the right of the Agents and the Lenders to rely upon them. If any representation or warranty made in this Amendment is false in any material respect as of the date made or deemed made, then such shall constitute an Event of Default under the Credit Agreement.

3

Section 7. Certain Waivers. Each Loan Party hereby agrees that none of the Agents nor any Lender shall be liable under a claim of, and hereby waives any claim against the Agents and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of the waivers and amendments contained above and any discussions or actions taken or not taken by the Administrative Agent or the Lenders on or before the date hereof or the discussions conducted in connection therewith, or any course of action taken by the Administrative Agent or any Lender in response thereto or arising therefrom; provided, that the foregoing waiver with respect to an Agent or a Lender shall not include the waiver of any claims which are based on the gross negligence or willful misconduct of such Agent or such Lender or any of their respective agents. This Section 7 shall survive the execution and delivery of this Amendment and the other Loan Documents and the termination of the Credit Agreement.

Section 8. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document under the Credit Agreement.

Section 9. Costs and Expenses. Borrower shall pay on demand all reasonable costs and expenses of the Agents (including the reasonable fees, costs and expenses of counsel to the Agents) incurred in connection with the preparation, execution and delivery of this Amendment.

Section 10. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(B) OF THE NEW YORK CIVIL PRACTICE LAW AND RULES.

Section 11. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 12. Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies

4

any Lender may have under the Credit Agreement or under any other Loan Document, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

Section 13. Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guarantee shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s Guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 13. Each of the Guarantors hereby further acknowledges that Borrower, the Agents and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guaranty.

[signature pages follow]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

STALLION OILFIELD SERVICES LTD., a Texas limited partnership

By: Stallion Interests, LLC, its general partner

By:	/s/ David Schorlemer
Name: David Schorlemer
Title: Vice President

STALLION OILFIELD HOLDINGS, LTD., a Texas limited partnership

By:	Stallion Oilfield Holdings GP, LLC, its general partner

By:	/s/ David Schorlemer
Name: David Schorlemer
Title: Vice President

STALLION INTERESTS, LLC, a Texas limited liability company

By:	/s/ David Schorlemer
Name: David Schorlemer
Title: Vice President

STALLION ACQUISITION, LLC, a Texas limited liability company

By:	Stallion Oilfield Services Ltd., its sole member
By:	Stallion Interests, LLC, the general partner of Stallion Oilfield Services Ltd.

By:	/s/ David Schorlemer
Name: David Schorlemer
Title: Vice President

STALLION SOLIDS CONTROL, INC., a Texas corporation

By:	/s/ David Schorlemer
Name: David Schorlemer
Title: Vice President

STALLION ROCKIES LTD., a Texas limited partnership

By:	Stallion Acquisition, LLC, its general partner
By:	Stallion Oilfield Services Ltd., the sole member of Stallion Acquisition, LLC
By:	Stallion Interests, LLC, the general partner of Stallion Oilfield Services Ltd.

By:	/s/ David Schorlemer
Name: David Schorlemer
Title: Vice President

STALLION OILFIELD CONSTRUCTION, LLC, a Louisiana limited liability company

By:	Stallion Oilfield Services Ltd., its sole member
By:	Stallion Interests, LLC, the general partner of Stallion Oilfield Services Ltd.

By:	/s/ David Schorlemer
Name: David Schorlemer
Title: Vice President

STALLION HEAVY HAULERS, LP, a Texas limited partnership

By:	Stallion Acquisition, LLC, its general partner
By:	Stallion Oilfield Services Ltd., the sole member of Stallion Acquisition, LLC
By:	Stallion Interests, LLC, the general partner of Stallion Oilfield Services Ltd.

By:	/s/ David Schorlemer
Name: David Schorlemer
Title: Vice President

STALLION OFFSHORE QUARTERS, INC., a Louisiana corporation

By:	/s/ David Schorlemer
Name: David Schorlemer
Title: Vice President

CENTRAL INDUSTRIES, INC., a Louisiana corporation

By:	/s/ David Schorlemer
Name: David Schorlemer
Title: Vice President

STALLION PRODUCTION SERVICES, LP, a Texas limited partnership

By:	Stallion Acquisition, LLC, the general partner of Stallion Production Services, LP
By:	Stallion Oilfield Services Ltd., the sole member of Stallion Acquisition, LLC
By:	Stallion Interests, LLC, the general partner of Stallion Oilfield Services Ltd.

By:	/s/ David Schorlemer
Name: David Schorlemer
Title: Vice President

STALLION PRODUCTION, LLC, a Texas limited liability company

By:	Stallion Production Services, LP, the sole member of Stallion Production, LLC
By:	Stallion Acquisition, LLC, the general partner of Stallion Production Services, LP
By:	Stallion Oilfield Services Ltd., the sole member of Stallion Acquisition, LLC
By:	Stallion Interests, LLC, the general partner of Stallion Oilfield Services Ltd.

By:	/s/ David Schorlemer
Name: David Schorlemer
Title: Vice President

SALTY’S DISPOSAL WELLS, LP, a Texas limited partnership

By:	Stallion Production, LLC, the general partner of Salty’s Disposal Wells, LP
By:	Stallion Production Services, LP, the sole member of Stallion Production, LLC
By:	Stallion Acquisition, LLC, the general partner of Stallion Production Services, LP
By:	Stallion Oilfield Services Ltd., the sole member of Stallion Acquisition, LLC
By:	Stallion Interests, LLC, the general partner of Stallion Oilfield Services Ltd.

By:	/s/ David Schorlemer
Name: David Schorlemer
Title: Vice President

SALTY’S MANUFACTURING, LTD., a Texas limited partnership

By:	Stallion Production, LLC, the general partner of Salty’s Manufacturing, Ltd.
By:	Stallion Production Services, LP, the sole member of Stallion Production, LLC
By:	Stallion Acquisition, LLC, the general partner of Stallion Production Services, LP
By:	Stallion Oilfield Services Ltd., the sole member of Stallion Acquisition, LLC
By:	Stallion Interests, LLC, the general partner of Stallion Oilfield Services Ltd.

By:	/s/ David Schorlemer
Name: David Schorlemer
Title: Vice President

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

LENDERS:

Amegy Bank National Association,

By:	/s/ Cross Bartley
Name: Cross Bartley
Title: Vice President

LENDERS:

Bank of America, N.A.,

By:	/s/ Julie C. Vincent
Name: Julie C. Vincent
Title: Vice President

LENDERS:

ColumbusNova CLO Ltd. 2006-I ColumbusNova CLO Ltd. 2006-II ColumbusNova CLO Ltd. 2007-I ColumbusNova CLO Ltd. 2007-II ColumbusNova CLO Ltd. 2007-III,

By:	/s/ John Bengough
Name: John Bengough
Title: Director

LENDERS:

Credit Suisse, Cayman Islands Branch,

By:	/s/ Vanessa Gomez
Name: Vanessa Gomez
Title: Director

By:	/s/ Morenikeji Ajayi
Name: Morenikeji Ajayi
Title: Associate

LENDERS:

Lehman Brothers Commercial Bank,

By:	/s/ Brian McNany
Name: Brian McNany
Title: Authorized Signatory

LENDERS:

Lehman Commercial Paper Inc.,

By:	/s/ Maria M. Lund
Name: Maria M. Lund
Title: Authorized Signatory

LENDERS:

Natixis,

By:	/s/ Timothy L. Polvado
Name: Timothy L. Polvado
Title: Managing Director

By:	/s/ Carlos Quinteros
Name: Carlos Quinteros
Title: Director

LENDERS:

Texas State Bank,

By:	/s/ Robert W. Phillips
Name: Robert W. Phillips
Title: EVP

LENDERS:

UBS AG, Stamford Branch,

By:	/s/ Benjamin Edwards
Name: Benjamin Edwards
Title: Associate Director
Banking Products Services, US

By:	/s/ David Urban
Name: David Urban
Title: Associate Director
Banking Products Services, US

LENDERS:

UBS Loan Finance LLC, as Swingline Lender and Lender,

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

LENDERS:

Whitney National Bank,

By:	/s/ Stephen H. Birnbaum
Name: Stephen H. Birnbaum
Title: Vice President